                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   DECEMBER 11, 1996



                                 TENNECO INC.
________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       1-12387                76-0515284
________________________________________________________________________________
(State or Other Jurisdiction      (Commission File          (IRS Employer
 of Incorporation)                     Number)            Identification No.)



         1275 KING STREET,   GREENWICH, CONNECTICUT        06831
________________________________________________________________________________
          (Address of Principal Executive Offices)       (Zip Code)



                                (203) 863-1000
________________________________________________________________________________
             (Registrant's telephone number, including area code)


                               NEW TENNECO INC.
________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)



________________________________________________________________________________

Tenneco Inc., formerly known as New Tenneco Inc. (the "Registrant"), submits the following information:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 11, 1996, pursuant to a Distribution Agreement (the "Distribution Agreement"), dated as of November 1, 1996, among the Registrant, El Paso Tennessee Pipeline Co., formerly known as Tenneco Inc. ("Old Tenneco"), and Newport News Shipbuilding Inc., formerly known as Tenneco InterAmerica Inc. ("Newport News"): (i) Old Tenneco and its subsidiaries completed various intercompany transfers and distributions designed to restructure, divide and separate their then existing businesses and assets so the assets, liabilities and operations of (A) the automotive parts, packaging and administrative services businesses (the "Industrial Business") are owned, directly and indirectly, by the Registrant, and (B) the shipbuilding businesses are owned, directly and indirectly, by Newport News; and (ii) Old Tenneco distributed (the "Distributions") pro rata to holders of Old Tenneco's common stock, par value $5.00 per share, all of the outstanding common stock, $.01 par value per share, of the Registrant and all of the outstanding common stock, $.01 par value per share, of Newport News.

     The Distributions and the other transactions contemplated by the Distribution Agreement are more fully described in the Registrant's Registration Statement on Form 10, as amended, as filed with Securities and Exchange Commission (the "Form 10 Registration Statement").

ITEM 5.  OTHER EVENTS.

     The Registrant was incorporated in the State of Delaware in August 1996 for the purpose of owning and operating the Industrial Business after the consummation of the Distributions and the other transactions contemplated by the Distribution Agreement. The Registrant was originally incorporated under the name "New Tenneco Inc.," but changed its name to "Tenneco Inc." immediately after the consummation of the Distributions. Pursuant to the restructuring of Old Tenneco's indebtedness for money borrowed in connection with the transactions contemplated by the Distribution Agreement, on December 11, 1996, the Registrant issued debt securities in the aggregate principal amount of approximately $1.86 billion in exchange for certain debt securities (the "Old Tenneco Debt Securities") of Old Tenneco (the "Debt Exchange"). Upon consummation of the Debt Exchange, Old Tenneco purchased for cash and subsequently extinguished the Old Tenneco Debt Securities then held by the Registrant (which cash was then distributed by the Registrant to Old Tenneco). For additional information concerning the Distributions and the transactions contemplated thereby, see Item 2, above. The Debt Exchange is more fully described in the Registrant's Registration Statement on Form S-4, as amended, as filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements relating to the businesses acquired required by Item 7 of Form 8-K were previously reported in the Form 10 Registration Statement and the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 as filed with the Securities and Exchange Commission.



                                      -2-
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     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information with respect to the businesses acquired was previously reported in the Form 10 Registration Statement as filed with the Securities and Exchange Commission. Pro forma financial statements as of September 30, 1996 and for the nine months then ended for the businesses acquired will be filed on or before February 24, 1997, as an amendment to this report.

     (c) EXHIBITS. The following is filed herewith. The exhibit number corresponds with Item 601 of Regulation S-K.

              Exhibit No.         Description
              -----------         -----------

              2 Distribution Agreement (the "Distribution Agreement"), dated as of November 1, 1996, by and among the Registrant, Old Tenneco and Newport News (incorporated herein by reference to Exhibit 2 to the Registrant's Registration Statement on Form 10, dated November 6, 1996, File No. 1-12387).


                                      -3-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TENNECO, INC.



Dated:  December 26, 1996                     By: /s/ MARK A. McCOLLUM
                                                  ____________________
                                                  Mark A. McCollum
                                                  Vice President and Controller